UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2021

FUSION ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39346	85-0849243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

667 Madison Avenue, 5th Floor
New York, New York 10065

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 763-0169

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	FUSE.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FUSE	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FUSE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On February 11, 2021, Fusion Acquisition Corp., a Delaware corporation (“Fusion” or the “Company”), entered into an agreement and plan of merger by and among Fusion, ML Merger Sub Inc., a wholly owned subsidiary of Fusion (“Merger Sub”), and MoneyLion Inc. (“MoneyLion”) (as it may be amended and/or restated from time to time, the “Merger Agreement”), which provides for Merger Sub to merge with and into MoneyLion with MoneyLion surviving the merger as a wholly owned subsidiary of Fusion (the “Business Combination”). In addition, in connection with the consummation of the Business Combination, Fusion will be renamed as determined by MoneyLion and is referred to herein as “New MoneyLion” as of the time following such change of name.

Under the Merger Agreement, Fusion has agreed to acquire all of the outstanding shares of common stock of MoneyLion for $2,200,000.00 in aggregate consideration. MoneyLion stockholders will receive shares of Class A common stock of New MoneyLion (valued at $10.00 per share), and, if elected by MoneyLion, cash consideration up to the lower of (A) the amount (which may be zero) by which the Parent Closing Cash (as defined in the Merger Agreement) exceeds $260,000,000 and (B) $100,000,000, together with a contingent right to receive a pro rata portion of up to 17,500,000 shares of Class A common stock of New MoneyLion (the “Earn Out Shares”).

Pursuant to the Merger Agreement, at the effective time of the Business Combination (the “Effective Time”), the stock consideration to be issued to the then current holders of stock in MoneyLion will be in the form of Class A common stock of New MoneyLion. Additionally, each outstanding option to purchase shares of MoneyLion common stock (a “MoneyLion option”) that is outstanding and unexercised, whether or not then vested or exercisable, will be assumed by New MoneyLion and will be converted into an option to acquire Class A common stock of New MoneyLion with the same terms and conditions as applied to the MoneyLion option immediately prior to the Effective Time; provided that the number of shares underlying such New MoneyLion option will be determined by multiplying the number of shares of MoneyLion common stock subject to such option immediately prior to the Effective Time, by the ratio determined by dividing the per share merger consideration value by $10.00 (the quotient being the “option exchange ratio”), which product shall be rounded down to the nearest whole number of shares, and the per share exercise price of such New MoneyLion option will be determined by dividing the per share exercise price immediately prior to the Effective Time by the option exchange ratio, which quotient shall be rounded up to the nearest whole cent.

Pursuant to the Merger Agreement, at the Effective Time, each warrant to purchase shares of MoneyLion capital stock that is issued and outstanding prior to the Effective Time and has not been exercised or terminated pursuant to its terms will be assumed and converted into a warrant exercisable for shares of Class A common stock of New MoneyLion.

In addition, the Merger Agreement contemplates that current holders of MoneyLion’s Class A common stock and certain participating option holders and warrant holders, following the closing of the Business Combination and for a period of five years thereafter, will be eligible to receive the Earn Out Shares, subject to certain price milestones that are more fully set out in the Merger Agreement (each, a “Triggering Event”). Upon the occurrence of a Triggering Event, New MoneyLion will release such Earn Out Shares to the current holders of MoneyLion’s Class A common stock, and participating option holders and warrant holders.

The parties to the Merger Agreement have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants with respect to the conduct of MoneyLion and Fusion and its subsidiaries prior to the closing of the Business Combination.

The closing of the Business Combination is subject to certain customary conditions, including, among other things: (i) approval by Fusion’s stockholders and MoneyLion’s stockholders of the Merger Agreement, the Business Combination and certain other actions related thereto, (ii) the expiration or termination of the waiting period (or any extension thereof) applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), (iii) the absence of a material adverse effect with respect to MoneyLion, (iv) Fusion having at least $260,000,000 of cash at the Closing, consisting of cash held in the Trust Account (as defined in the Merger Agreement) after taking into account the exercise by the holders of shares of Fusion Class A common stock issued in Fusion’s initial public offering of securities of their right to redeem such shares of Fusion Class A common stock in accordance with Fusion’s governing documents, if any, and cash received from PIPE Investors (as defined below), net of transaction expenses of Fusion and MoneyLion and (v) the continued listing of the shares of New MoneyLion common stock on the NYSE.

The Merger Agreement may be terminated by Fusion or MoneyLion under certain circumstances, including, among others, (i) by mutual written agreement of Fusion and MoneyLion, (ii) by either Fusion or MoneyLion if the closing of the Business Combination has not occurred on or before the date that is nine months following the date of execution of the Merger Agreement, and (iii) by Fusion or MoneyLion if Fusion has not obtained the required approval of its stockholders at the special meeting.

The foregoing descriptions of the Merger Agreement and the Business Combination do not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the parties to the Merger Agreement made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about Fusion, MoneyLion or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Subscription Agreements

The Company entered into subscription agreements (the “Subscription Agreements”), each dated as of February 11, 2020, with certain institutional investors (the “PIPE Investors”), pursuant to which, among other things, the Company agreed to issue and sell, in private placements to close immediately prior to the closing of the Business Combination, an aggregate of 25,000,000 shares of Fusion Class A common stock, at a purchase price of $10.00 per share.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Subscription Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

MoneyLion Support Agreements

In connection with and following the execution of the Merger Agreement, Fusion will enter into support agreements with certain MoneyLion stockholders (the “MoneyLion Support Agreements”), pursuant to which such MoneyLion stockholders will agree, among other things, to vote (whether pursuant to a duly convened meeting of MoneyLion’s stockholders or pursuant to an action by written consent) in favor of the adoption and approval of the Business Combination and any of the documents and transactions contemplated by the Merger Agreement thereto following the time at which the Registration Statement shall have been declared effective under the Securities Act and delivered or otherwise made available to the MoneyLion stockholders.

The foregoing description of the MoneyLion Support Agreements do not purport to be complete and is qualified in its entirety by the terms and conditions of the form of MoneyLion Support Agreement, a copy of which is filed as Exhibit A to Exhibit 2.1 hereto and is incorporated by reference herein.

Sponsor Support Agreement

In connection with the execution of the Merger Agreement, Fusion Sponsor LLC, a Delaware limited liability company (the “Sponsor”) entered into a support agreement (the “Sponsor Support Agreement”) with Fusion, MoneyLion and Fusion’s directors and officers (the “Insiders”), pursuant to which the Sponsor agreed, among other things, to vote all shares of Subject Securities (as defined in the Sponsor Support Agreement), and take certain other actions in support of the Business Combination. In addition, Fusion, the Sponsor and the Insiders agreed to amend that certain letter agreement, dated as of June 25, 2020, so that the Lock-Up Period (as defined in the Sponsor Support Agreement) applicable to the Subject Securities (other than any Private Placement Warrants (as defined in the Merger Agreement)) held by the Sponsor will end on the earlier of (a) 180 days after the effective date of the Merger Agreement (the “Effective Date”) and (b) the date on which the closing price of the shares of Class A common stock of New MoneyLion is equal to or greater than $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period; provided that, for purposes of this clause (b), the measurement period for determining the closing price of the share of Class A common stock of New MoneyLion shall commence no earlier than 60 days following the Effective Date.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Form 8-K”) with respect to the issuance of shares of Fusion Class A common stock is incorporated by reference herein. The shares of Fusion Class A common stock issuable in connection with the transactions contemplated by the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure.

On February 12, 2021, the Company issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 hereto and incorporated by reference herein is the investor presentation, which will be used by the Company with respect to the Business Combination.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibits 99.1 and 99.2.

Important Information About the Business Combination and Where to Find It

The proposed business combination will be submitted to stockholders of Fusion for their consideration. Fusion intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to Fusion’s stockholders in connection with Fusion’s solicitation for proxies for the vote by Fusion’s stockholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to MoneyLion’s stockholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, Fusion will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. Fusion’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Fusion’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Fusion, MoneyLion and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Fusion, without charge, at the SEC's website located at www.sec.gov or by directing a request to : Fusion Acquisition Corp., 375 Park Avenue, Suite 2607, New York, New York, 10152 Attention: John James, (212) 763-0169.

Participants in the Solicitation

Fusion, MoneyLion and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Fusion’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Fusion’s stockholders in connection with the proposed business combination will be set forth in Fusion’s proxy statement / prospectus when it is filed with the SEC. You can find more information about Fusion’s directors and executive officers in Fusion’s final prospectus dated June 25, 2020, filed with the SEC on June 29, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s and MoneyLion’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of MoneyLion’s and Fusion’s management and are not predictions of actual performance. These forward- looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of MoneyLion and Fusion.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Fusion or MoneyLion is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to MoneyLion; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; MoneyLion’s ability to manage future growth; MoneyLion’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on MoneyLion’s future business; the amount of redemption requests made by Fusion’s public stockholders; the ability of Fusion or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Fusion’s final prospectus dated June 25, 2020 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, in each case, under the heading “Risk Factors,” and other documents of Fusion filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither MoneyLion nor Fusion presently know or that MoneyLion and Fusion currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect MoneyLion’s and Fusion’s expectations, plans or forecasts of future events and views as of the date of this Form 8-K. MoneyLion and Fusion anticipate that subsequent events and developments will cause MoneyLion’s and Fusion’s assessments to change. However, while MoneyLion and Fusion may elect to update these forward-looking statements at some point in the future, MoneyLion and Fusion specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing MoneyLion’s and Fusion’s assessments as of any date subsequent to the date of this Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1†	Merger Agreement, dated as of February 11, 2020, by and among Fusion Acquisition Corp., ML Merger Sub Inc., and Money Lion Inc.
10.1	Form of Subscription Agreement.
10.2	Sponsor Support Agreement, dated as of February 11, 2021, by and among Fusion Sponsor LLC, Fusion Acquisition Corp., MoneyLion Inc. and the other parties thereto.
99.1	Press Release, dated February 12, 2021.
99.2	Investor Presentation, dated February 2021.

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSION ACQUISITION CORP.

	By:	/s/ John James
	Name:	John James
	Title:	Chief Executive Officer

Date: February 12, 2020